Exhibit 10.1

PROMISSORY NOTE

Debtor : Wall Street Acquisitions Corporation

4440 S. Piedras Drive Suite 136

San Antonio, Texas 78228

(“Debtor”)

Creditor: CJHx4 Consulting

6037 Manry Avenue

Pearland, Texas 76581

(“Creditor”)

I.	Promise to Pay

Maker of this Promissory Note (Debtor) agrees to pay Creditor the total amount of $19,450.45

II.	Repayment

The amount owed under this Promissory Note will be repaid when the WSA Gold & Minerals Projects are funded via raised capital.

III.	Additional Costs

In case of default in the payment of any principal of this Promissory Note, Debtor will pay to Creditor such further amount as will be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorney’s fees, expenses, and disbursements. These costs will be added to the outstanding principal and will become immediately due.

IV.	Amendment; Modification; Waiver

No amendment, modification or waiver of any provision of this Promissory Note or consent to departure therefrom shall be effective unless by written agreement signed by both Debtor and Creditor.

V.	Successors

The terms and conditions of this Promissory Note shall inure to the benefit of and be binding jointly and severally upon the successors, assigns, heirs, survivors and personal representatives of Debtor and shall inure to the benefit of any holder, its legal representatives, successors and assigns.

VI.	Breach of Promissory Note

No breach of any provision of this Promissory Note shall be deemed waived unless it is waived in writing. No course of dealing and no delay on the part of Creditor in exercising any right will operate as a waiver thereof or otherwise prejudice Creditor’s rights, powers, or remedies. No right, power, or remedy conferred by this Promissory Note upon Creditor will be exclusive of any other rights, power, or remedy referred to in this Note, or now or hereafter available at law, in equity, by statute, or otherwise.

VII.	Governing Law

The validity, construction and performance of this Promissory Note will be governed by the laws of Texas, excluding that body of law pertaining to conflicts of law.

The parties hereby indicate by their signatures below that they have read and agree with the terms and conditions of this agreement in its entirety.

Signed this the 30th day of September, 2019.

Debtor Signature:	/s/ Jimmy Ramirez

Jimmy Ramirez, on behalf of Wall Street Acquisitions Corp.

Creditor Signature:	/s/ Corey Holton

Corey Holton, on behalf of CJHx4 Consulting

PROMISSORY NOTE

Debtor : Wall Street Acquisitions Corporation

4440 S. Piedras Drive Suite 136

San Antonio, Texas 78228

(“Debtor”)

Creditor: CJHx4 Consulting

6037 Manry Avenue

Pearland, Texas 76581

(“Creditor”)

I.	Promise to Pay

Maker of this Promissory Note (Debtor) agrees to pay Creditor the total amount of $130,461.78

VIII.	Repayment

The amount owed under this Promissory Note will be repaid when the WSA Gold & Minerals Projects are funded via raised capital.

IX.	Additional Costs

In case of default in the payment of any principal of this Promissory Note, Debtor will pay to Creditor such further amount as will be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorney’s fees, expenses, and disbursements. These costs will be added to the outstanding principal and will become immediately due.

X.	Amendment; Modification; Waiver

No amendment, modification or waiver of any provision of this Promissory Note or consent to departure therefrom shall be effective unless by written agreement signed by both Debtor and Creditor.

XI.	Successors

The terms and conditions of this Promissory Note shall inure to the benefit of and be binding jointly and severally upon the successors, assigns, heirs, survivors and personal representatives of Debtor and shall inure to the benefit of any holder, its legal representatives, successors and assigns.

XII.	Breach of Promissory Note

No breach of any provision of this Promissory Note shall be deemed waived unless it is waived in writing. No course of dealing and no delay on the part of Creditor in exercising any right will operate as a waiver thereof or otherwise prejudice Creditor’s rights, powers, or remedies. No right, power, or remedy conferred by this Promissory Note upon Creditor will be exclusive of any other rights, power, or remedy referred to in this Note, or now or hereafter available at law, in equity, by statute, or otherwise.

XIII.	Governing Law

The validity, construction and performance of this Promissory Note will be governed by the laws of Texas, excluding that body of law pertaining to conflicts of law.

The parties hereby indicate by their signatures below that they have read and agree with the terms and conditions of this agreement in its entirety.

Debtor Signature:	/s/ Jimmy Ramirez

Jimmy Ramirez, on behalf of Wall Street Acquisitions Corp.

Creditor Signature:	/s/ Corey Holton

Corey Holton, on behalf of CJHx4 Consulting